Exhibit 10.2
AMENDMENT NO. 1
TO THE DISTRIBUTION AGREEMENT
August 5, 2024

BofA Securities, Inc. One Bryant Park New York, New York 10036	Bank of America, N.A. One Bryant Park New York, New York 10036
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	Citibank, N.A. 390 Greenwich Street New York, New York 10013
MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020	MUFG Securities EMEA plc Ropemaker Place, 25 Ropemaker Street London EC27 9AJ, United Kingdom
RBC Capital Markets, LLC Brookfield Place 200 Vesey Street, 8th Floor New York, New York 10281	Royal Bank of Canada Brookfield Place 200 Vesey Street, 8th Floor New York, New York 10281
Scotia Capital (USA) Inc. 250 Vesey Street New York, New York 10281	The Bank of Nova Scotia 44 King Street West Toronto, Ontario M5H 1H1, Canada
Wells Fargo Securities, LLC 500 West 33rd Street, 14th Floor New York, New York 10001	Wells Fargo Bank, N.A. 500 West 33rd Street, 14th Floor New York, New York 10001

Ladies and Gentlemen:
Reference is made to the Distribution Agreement (the “Agreement”), dated as of May 6, 2024, by and among TXNM Energy, Inc. (formerly PNM Resources, Inc.,), a New Mexico corporation (the “Company”), each of BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as agent and/or principal (each an “Agent” and collectively, the “Agents”) and Bank of America, N.A., Citibank, N.A., MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, N.A (each a “Forward Purchaser” and collectively, the “Forward Purchasers”). In connection with the foregoing, the parties hereto wish to amend the Agreement through this Amendment No. 1 (this “Amendment”) to make certain changes to the Agreement with effect on and after the date hereof (the “Effective Date”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.
WHEREAS, the Company, the Agents and the Forward Purchasers desire to amend the = Agreement to increase the maximum amount of shares of the Company’s common stock that may be issued and sold through the Agents, acting as agents, principals and/or forward sellers, from an aggregate offering price of up to $100,000,000 to an aggregate offering price of up to $300,000,000 (the “Maximum Amount”); and
WHEREAS, the Company, the Agents and the Forward Purchasers desire to amend the Agreement to update (i) the name of the Company and (ii) the Maximum Amount.
NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Agreement and agree as follows.
SECTION 1.Amendments to the Agreement. The parties hereto agree, from and after the Effective Date, that:
(a)All references in the Agreement, any Terms Agreement or any Confirmation to PNMR, PNM Resources and PNM Resources, Inc. are replaced with TXNM, TXNM Energy and TXNM Energy, Inc., as appropriate:
(b)The amount “$100,000,000” in the definition of “Maximum Amount” in the first paragraph of the Agreement is hereby amended to read as “$300,000,000”.
SECTION 2.    No Other Amendments; References to Agreements. Except as set forth in this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect. All references to the Agreement in the Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Agreement as amended by this Amendment. Notwithstanding anything to the contrary contained herein, this Amendment shall not have any effect on offerings or sales of the Shares prior to the Effective Date or on the terms of the Agreement and the rights and obligations of the parties thereunder, insofar as they relate to such offerings or sales, including, without limitation, the representations, warranties and agreements (including the indemnification and contribution provisions) contained in the Agreement.
SECTION 3.    Governing Law; Construction. This Amendment and any Terms Agreement, and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Amendment (each a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 4.    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Amendment.
SECTION 5.    Counterparts. This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
[Signature Pages Follow]
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If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Agent.
Very truly yours,
TXNM ENERGY, INC.
By: /s/ Sabrina G. Greinel
Name: Sabrina G. Greinel
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to the Distribution Agreement]

Accepted and agreed to as of the date first above written:
BOFA SECURITIES, INC.
By: /s/ Ahmad Masud
Name: Ahmad Masud
Title: Managing Director
As Agent
BANK OF AMERICA, N.A.
By: /s/ Rohan Handa
Name: Rohan Handa
Title: Managing Director
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]

CITIGROUP GLOBAL MARKETS INC.
By: /s/ Frederic Chapados
Name: Frederic Chapados
Title: Managing Director
As Agent
CITIBANK, N.A.
By: /s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]

MUFG SECURITIES AMERICAS INC.
By: /s/ Geoffrey Paul
Name: Geoffrey Paul
Title: Managing Director
As Agent
MUFG SECURITIES EMEA PLC
By: /s/ Catherine Lucas
Name: Catherine Lucas
Title: Authorised Signatory
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]

RBC CAPITAL MARKETS, LLC
By: /s/ Young Kim
Name: Young Kim
Title: Managing Director
As Agent
ROYAL BANK OF CANADA
By: /s/ Brian Ward
Name: Brian Ward
Title: Managing Director
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]

SCOTIA CAPITAL (USA) INC.
By: /s/ John Cronin
Name: John Cronin
Title: Managing Director
As Agent
THE BANK OF NOVA SCOTIA
By: /s/ Kshamta Kaushik
Name: Kshamta Kaushik
Title: Managing Director
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]

WELLS FARGO SECURITIES, LLC
By: /s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director
As Agent
WELLS FARGO BANK, N.A.
By: /s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director
As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Amendment No. 1 to the Distribution Agreement]